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                                                                 B&W Draft No. 1



                       GREEN TREE LEASE FINANCE II, INC.
                     GREEN TREE LEASE FINANCE 1997-1, LLC
                     AND GREEN TREE FINANCIAL CORPORATION
                        Lease-Backed Notes, Class A-1,
                        Class A-2, Class B and Class C

                            UNDERWRITING AGREEMENT
                            ----------------------



                                       December __, 1997



LEHMAN BROTHERS INC.
Three World Financial Center
New York, New York  10285

[OTHER UNDERWRITERS]

Dear Sirs:

     Green Tree Lease Finance 1997-1, LLC (the "Issuer") is a Delaware limited liability company. Green Tree Lease Finance II, Inc. (the "SPC"), a wholly owned subsidiary of Green Tree Vendor Services Corporation ("Vendor Services"), is the sole member of the Issuer. The Issuer's Lease-Backed Notes (the "Notes") will be issued pursuant to an Indenture, dated as of December 1, 1997 (the "Indenture"), between the Issuer, Green Tree Financial Corporation ("Green Tree") and [First Trust National Association] (the "Trustee"). The Notes will be secured by a pledge by the Issuer of a pool of Leases (the "Leases") and certain other property, including certain rights to the proceeds of disposition of the equipment underlying the leases (the "Equipment") to be held in trust pursuant to the Indenture (the "Trust Assets"). The Leases will be serviced by Vendor Services pursuant to a Contribution and Servicing Agreement, dated as of December 1, 1997 (the "Contribution and Servicing Agreement"), among the Issuer, Vendor Services and the SPC. The Leases will have been contributed by Vendor Services, together with Vendor Services' rights in the Equipment, to the SPC pursuant to a Transfer Agreement, dated as of December 1, 1997 (the "Transfer Agreement"), between Vendor Services and the SPC and the SPC will in turn contribute the
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Leases, together with certain rights to the proceeds of disposition of the
Equipment, to the Issuer pursuant to the Contribution and Servicing Agreement. Green Tree will provide a limited guaranty against losses on the Class C Notes (the "Class C Limited Guaranty"). The forms of the Indenture, Transfer Agreement and Contribution and Servicing Agreement have been filed as exhibits to the Registration Statement (hereinafter defined).

     Issuer, the SPC and Green Tree (collectively, the "Registrants") have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-38687-01), relating to the offering of Notes and the registration of the Class C Limited Guaranty under the Securities Act of 1933 (the "1933 Act"), and have filed, and propose to file, such amendments thereto as may be required pursuant to the 1933 Act and the rules of the Commission thereunder (the "Regulations").

     The terms which follow, when used in this Underwriting Agreement, shall have the meaning indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective under the 1933 Act. "Execution Time" shall mean the date and time that this Agreement and the Terms Agreement (hereinafter defined) have been executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus included in the Registration Statement, or amendments thereof, which, as completed, is proposed to be used in connection with the sale of the Notes and any prospectus subsequently filed with the Commission by the Registrants with the consent of the Underwriters pursuant to Rule 424(a) of the Regulations. "Prospectus" shall mean the prospectus relating to the Notes that is first filed with the Commission pursuant to Rule 424(b) or any prospectus subsequently filed pursuant to Rule 424 or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus included in the Registration Statement at the Effective Date. Reference made herein to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of the Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the "1934 Act") after the date of the Preliminary Prospectus or the Prospectus and incorporated by reference in the Preliminary Prospectus or the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any report of any of the Registrant filed with the Commission pursuant Section 13(a) or 15(d) of the 1934 Act after the Effective Time that is incorporated by reference in the Registration Statement. "Registration

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Statement" shall mean the registration statement referred to in the preceding paragraph and any registration statements required to be filed under the 1933 Act or the Regulations, including incorporated documents, exhibits and financial statements, in the form in which it has or shall become effective and, in the event of any post effective amendment thereto which becomes effective prior to the Closing Time, shall also mean such Registration Statement as so amended and including the Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules and regulations under the 1933 Act. "Rule 430A Information" means information with respect to the Notes and the offering thereof permitted to be omitted form the Registration Statement when it becomes effective pursuant to Rule 430A.

     The Notes are more fully described in the Registration Statement which the Registrants have furnished to you. Capitalized terms used but not defined herein shall have the meanings given to them in the Registration Statement. The term "you" or "Underwriters" as used herein, unless the context otherwise requires, shall mean you acting severally and not jointly under this Agreement.

     The Registrants will also enter into an agreement (the "Terms Agreement") providing for the sale of the Notes to, and the purchase thereof by, you, severally and not jointly. The Terms Agreement shall specify, among other things, the price or prices at which the Notes are to be purchased by the Underwriters from the Issuer and the initial public offering price or prices at which the Notes are to be sold will be determined. The Terms Agreement, may take the form of an exchange of any standard form of written telecommunication between the Issuer and the Registrants. The offering of the Notes will be governed by this Agreement, as supplemented by the Terms Agreement and which, together, form one agreement between the Registrants, on one hand, and the Underwriters, on the other.

     SECTION 1. Representations and Warranties. The Registrants represent and warrant to the Underwriters as of the date hereof as follows:

          (a) The conditions to the use by the Registrants of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. The Commission has not issued any order preventing or suspending the use of the Preliminary Prospectus. There are no contracts or documents of the Registrants which are required to be filed as exhibits to the

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     Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

          (b) The Registrants will next file with the Commission either, (i) prior to the effectiveness of the Registration Statement, a further amendment thereto (including the form of final prospectus) or (ii) after effectiveness of the Registration Statement, a final prospectus in accordance with Rule 430A and 424(b)(1) or (4). In the case of clause
     (ii), the Registrants have included in the Registration Statement, as amended at the Effective Date, all information (other than Rule 430A information required by the 1933 Act and the Regulations to be included in the Registration Statement (defined herein) with respect to the Class C Limited Guaranty and the Notes and the offering of the Notes. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Preliminary Prospectus which has previously been furnished to the Underwriters) as the Registrants have advised the Underwriters, prior to the Execution Time, will be included or made therein.

          (c) On the Effective Date the Registration Statement did or will comply in all material respects with the requirements of the 1933 Act and the Regulations; when the Prospectus is first filed (if required) in accordance with Rule 424(b), as of its date and at the Closing Time, the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the 1933 Act and the Regulations; on the Effective Date, the Registration Statement, did nor will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of its date and on the date of any filing pursuant to Rule 424(b) (if required) and at the Closing Time, (together with any supplement thereto) will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the Registration Statement or Prospectus (or any supplements thereto) made in reliance upon and in conformity with information furnished to the Registrants in writing by the

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     Underwriters expressly for use in the Registration Statement or Prospectus
     (or any supplements thereto).

          (d) The Issuer has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware. The SPC has been duly incorporated and is validly excising as a corporation in good standing under the laws of the State of Minnesota. Green Tree has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. Each Registrant possesses the power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Terms Agreement, the Indenture, the Contribution and Servicing Agreement and the Transfer Agreement, as applicable; and each Registrant is duly qualified as a foreign entity to transact business and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification.

          (e) Each Registrant is not in violation of its limited liability company agreement or articles or incorporation or by-laws, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of such Registrant or which might materially and adversely affect the properties or assets thereof.

          (f) The execution and delivery by each Registrant of this Agreement, the Terms Agreement, the Indenture, the Contribution and Servicing Agreement and the Transfer Agreement, as applicable, are within the corporate or limited liability company power of such Registrant and have been duly authorized by all necessary corporate or limited liability company action on the part of such Registrant and neither the issuance and sale of the Notes to the Underwriters, nor the execution and delivery by such Registrant of this Agreement, the Terms Agreement, the Indenture, the Contribution and Servicing Agreement and the Transfer Agreement, as applicable, nor the consummation by such Registrant of the transactions herein or therein contemplated, nor compliance by such Registrant with the provisions hereof or thereof, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or

                                       5
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     order binding on such Registrant or its properties or the limited liability company agreement or articles or incorporation or by-laws, as the case may be, of such Registrant, or any of the provisions of any indenture, mortgage, contract or other instrument to which such Registrant is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

          (g) This Agreement has been, and the Terms Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by each of the Registrants and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against each of the Registrants in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

          (h) Each of the Indenture, the Transfer Agreement and the Contribution and Servicing Agreement when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by each Registrant purporting to execute the same, and will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against each such Registrant in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and
     (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (i) As of the Closing Time, the Notes will have been duly and validly authorized by the Issuer, and, when executed and authenticated as specified in the Indenture, will be validly issued and outstanding and will be entitled to the benefits of the Indenture, and will be binding obligations of the Issuer to the extent provided in the Indenture.

          (j) No filing or registration with, notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by any of the Registrants of the transactions

                                       6
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     contemplated by this Agreement, the Terms Agreement, the Indenture, the
     Contribution and Servicing Agreement and the Transfer Agreement, except such as may be required under the 1933 Act, the Regulations, or state securities or Blue Sky laws.

          (k) Each Registrant possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus and has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect its business, operations, financial condition or earnings.

          (l) As of the Closing Time, the Leases and the other Trust Assets will have been duly and validly granted to the Trustee in accordance with the Indenture; and when such assignment is effected, a duly and validly perfected transfer to the Trustee of all such Trust Assets subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by Vendor Services or any of the Registrants, will have occurred.

          (m) As of the Closing Time, each of the Leases will meet the eligibility criteria described in the Prospectus.

          (n) Neither the Issuer nor the Trust Assets created by the Indenture will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

          (o) The Notes, the Indenture, the Contribution and Servicing Agreement, the Transfer Agreement and the Class C Limited Guaranty conform in all material respects to the descriptions thereof contained in the Prospectus.

     SECTION 2. Purchase and Sale. The commitment of the Underwriters to purchase the Notes pursuant to this Agreement and this Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     Payment of the purchase price for, and delivery of, the Notes to be purchased by the Underwriters shall be made at the offices of Dorsey & Whitney L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as shall be agreed upon by

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you and the Issuer, at such time or date as shall be agreed upon by you and the
Issuer in the Terms Agreement, (the "Closing Time"). Unless otherwise specified in the Terms Agreement, payment shall be made to the Issuer, at the option of the Issuer, either (a) by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Issuer, or
(b) in immediately available Federal funds wired to such bank as may be designated by the Issuer; provided, however, that if payment is made in immediately available Federal funds if so specified in the Terms Agreement, the Issuer shall simultaneously reimburse the Underwriters for the cost to the Underwriters of such funds, based on the Underwriters' cost of borrowing such funds for one day at their most favorable commercial paper rate at the Closing Time. The Notes shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time. The Notes, which may be in temporary form, will be made available for examination and packaging by you no later than 12:00 noon on the first business day prior to the applicable Closing Time.

     SECTION 3. Covenants of the Registrants. Each of the Registrants covenants with each of the Underwriters, as follows:

          (a) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Notes by the Underwriters, any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel, counsel for the Registrants, or otherwise, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of circumstances existing at the time it is delivered to a purchaser, not misleading or if it shall be necessary, in the opinion of any such counsel or otherwise, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations thereunder, the Registrants will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements, and within two business days will furnish to the Underwriters as many copies of the Prospectus, as so amended or supplemented, as you shall reasonably request.

          (b) The Registrants will give you reasonable notice of any intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act or otherwise (other than reports to be filed pursuant to the 1934 Act), will furnish

                                       8
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     you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which you or your counsel shall object.

          (c) The Registrants will notify you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document, other than reports to be filed pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or suspension of the qualification of the Notes or the initiation of any proceedings for that purpose. The Registrants will make every reasonable effort to prevent the issuance of any such stop order or suspension and, if any such stop order or suspension is issued, to obtain the lifting thereof at the earliest possible moment.

          (d) The Registrants will deliver to you as many signed and as many conformed copies of the Registration Statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request.

          (e) The Registrants will endeavor, in cooperation with you, to qualify the Notes for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Notes. The Registrants will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided.

          (f) The Registrants will file with the Commission within fifteen days of the issuance of the Notes a current report on Form 8-K setting forth specific information concerning the Notes and the Lease Pool to the extent that such information is not set forth in the Prospectus.

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          (g)  As soon as practicable, but not later than sixteen months after the original effective date of the Registration Statement, the Registrants will cause the Trust to make generally available to Noteholders an earnings statement of the Trust covering a period of at least twelve months beginning after the effective date of the Registration Statement that will satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder.

          (h) The Registrants will file the Monthly Report on Form 8-K for a period of twelve months following the Closing Time.

     SECTION 4. Conditions of Underwriters' Obligations. The Obligations of the Underwriters to purchase Notes pursuant to this Agreement and the Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Registrants herein contained, to the accuracy of the statements of the Registrants officers made pursuant hereto, to the performance by the Registrants of all of its obligations hereunder and to the following further conditions:

          (a) At the Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened by the Commission, (ii) the Notes shall have received the rating or ratings specified in the Terms Agreement, and (iii) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

          (b)  At the Closing Time you shall have received:

               (1) The favorable opinion, dated as of the Closing Time, of Dorsey & Whitney L.L.P., counsel for the Registrants, in form and substance satisfactory to such of you as are named in the Terms Agreement, to the effect that:

                (i) The Issuer has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware; the SPC has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota, and that Green Tree has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

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                (ii)  The execution and delivery by the Registrants of this
          Agreement, the Terms Agreement, the Contribution and Servicing Agreement, the Transfer Agreement and the Indenture and the signing of the Registration Statement by the Registrants are within the corporate or limited liability company power of the Registrants and have been duly authorized by all necessary corporate or limited liability company action on the part of the Registrants.

                (iii) This Agreement and the Terms Agreement have been duly authorized, executed and delivered by the Registrants, and each is a valid and binding obligation of the Registrants enforceable against the Registrants in accordance with its terms, except that (A) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' or secured parties' rights generally,
          (B) such enforcement may be limited by general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether enforcement is sought in a proceeding in equity or at law), and (C) the enforceability as to rights to indemnity thereunder is subject to the effect of federal and state securities laws and public policy relating thereto.

                 (iv) The Indenture (including the Class C Limited Guaranty contained therein), Transfer Agreement and Contribution and Servicing Agreement and the Registration Statement have been duly authorized, executed and delivered by each of Vendor Services, if applicable, and the Registrants purporting to execute the same, and are the valid and binding obligations of Vendor Services and the Registrants, as applicable, enforceable against the Vendor Services and the Registrants, as applicable, in accordance with its terms, except that
          (A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) such enforcement may be limited by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                (v) None of the transfer of the Leases and its rights in the Equipment by Vendor Services to the SPC or of the Leases and its rights to disposition proceeds of the Equipment by the SPC to the Issuer, the pledge of the

                                       11
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          Trust Assets by the Issuer, the issue and sale of the Notes by the
          Issuer or the consummation of the trans actions contemplated herein nor the fulfillment of the terms hereof will, to the best of such counsel's knowledge, conflict with or constitute a breach of, or default under, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which Vendor Services or any of the Registrants may be a party or by which any may be bound or to which the property or assets of any the Registrants are subject (which contracts, indentures, mortgages, loan agreements, notes, leases and other such instruments have been identified by the Registrants to such counsel), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws or limited liability company agreement, as the case may be, of Vendor Services or any of the Registrants or, to the best of such counsel's knowledge, any order or regulation known to us to be applicable to Vendor Services or any of the Registrants of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Vendor Services or any of the Registrants.

               (vi) The Notes have been duly authorized and executed by the Issuer and when authenticated as specified in the Indenture and delivered and paid for pursuant to this Agreement and the Terms Agreement, will be duly issued obligations of the Issuer, entitled to the benefits of the Indenture.

              (vii) The Indenture creates a valid security interest in favor of the Trustee in the Leases and other property included in the Trust Assets on the date hereof, which security interest of the Trustee in the Leases and the Trust Assets will be perfected and will constitute a first perfected security interest upon the filing of Uniform Commercial Code ("UCC") financing statements in the offices of the Secretary of State of Minnesota and Delaware; provided, however, that such counsel may take customary exceptions acceptable to you. Such counsel need express no opinion (a) as to the continuation of a security interest in the Leases if the Trustee does not file continuation statements as required by the Indenture or (b) as to the priority of any security interest in the Leases against any liens, claims or other interests that arise by operation of law and do not require any filing or similar action in order to take priority over perfected security interests.

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                (viii)  To the best of such counsel's knowledge, no filing or registration with or notice to or consent, approval, authorization or order of any Minnesota or federal court or governmental authority or agency is required to be obtained by the Registrants for the consummation by Vendor Services or any of the Registrants, as applicable, of the transactions contemplated by the Transfer Agreement, the Contribution and Servicing Agreement or the Indenture, except such as may be required under the 1933 Act or the Regulations, or state securities or Blue Sky laws.

                (ix) The Registration Statement is effective under the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                (x) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                (xi) The conditions to the use by the Registrants of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus. To the best of such counsel's knowledge, there are no contracts or documents of the Registrants which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations thereunder which have not been so filed or incorporated by reference.

                (xii) The statements in the Prospectus under the heading "Federal Income Tax Consequences," to the extent that they constitute statements of law or legal conclusions as to the likely outcome of material issues under the federal income tax laws, have been prepared or reviewed by such counsel and are correct in all material respects.

                (xiii) The Issuer is not and will not as a result of the offer and sale of the Notes as contemplated in the Prospectus and in this Agreement become, an "investment company" or "under the control of an investment company" as such terms are defined in the 1940 Act.

                (xiv) The statements in the Prospectus under the caption "Description of the Notes," "Green Tree Vendor Services Corporation - Representations and Warrantees

          Notes, by Vender Services" and "Description of the Contribution and Servicing Agreement insofar as such statements purport to summarize certain terms of the Notes, the Contribution and Servicing Agreement, the Transfer Agreement and the Indenture, constitute a fair and accurate summary of such documents.

               (xv) The Registration Statement and the Prospectus (other than the financial statements and other financial, statistical and numerical information included therein, as to which no opinion need be rendered) as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the Regulations thereunder.

              (xvi) The execution, delivery and performance by Vendor Services or the Registrants, as applicable, of the Transfer Agreement Contribution and Servicing Agreement and Indenture do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.

              (xvii) To such counsel's knowledge, there are no pending or overtly threatened lawsuits or claims against the Registrants or relating to the transactions Vendor Services or contemplated by the Underwriting Agreement and the Transfer Agreement, Contribution and Servicing Agreement and Indenture which, if adversely determined, would have a material adverse effect on the transactions contemplated by the Underwriting Agreement and the Transfer Agreement, Contribution and Servicing Agreement and Indenture.

     Such counsel shall deliver to you such additional opinions addressing the transfer by Vendor Services or the Registrants of any right, title and interest in and to the Leases and other property included in the Trust Assets on the Closing Time as may be required by each Rating Agency rating the Notes.

     Such counsel shall state that it has participated in the conferences with officers and other representatives of the Registrants, your counsel, representatives of the independent accountants for the Registrants and you at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs (xii) and (xiv) above) and has made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing, nothing has come to their attention that leads such counsel to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement and the Prospectus on the date of the Terms Agreement contained, and the Prospectus on the date thereof contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial, statistical and numerical data included in or incorporated by reference into the Registration Statement or the Prospectus.

     Said counsel may state that they are admitted to practice only in the State of Minnesota, that they are not admitted to the Bar in any other State and are not experts in the law of any other State and to the extent that the foregoing opinions concern the laws of any other State such counsel may rely upon the opinion of counsel satisfactory to the Underwriters and admitted to practice in such jurisdiction. Any opinions relied upon by such counsel as aforesaid shall be addressed to the Underwriters and shall be delivered together with the opinion of such counsel, which shall state that such counsel believes that their reliance thereon is justified.

               (2) The favorable opinion, dated as of the Closing Time, of [Joel
     H. Gottesman, Senior Vice President and Secretary to the Issuer and the SPC and Senior Vice President and General Counsel to Green Tree], in form and substance satisfactory to you and your counsel, to the effect that:

               (i) There are no pending or threatened litigation or administrative proceeding of or before any court, tribunal or governmental agency, authority or body or any arbitrator which, if adversely determined, would have a material adverse effect on the financial condition of Vendor Services or any of the Registrants.

               (ii) Each of Vendor Services and the Registrants is qualified to do business, and is in good standing, as a foreign corporation or other appropriate entity in each U.S. jurisdiction in which the character of the business owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the financial condition of Vendor Services or such Registrant.

          (3) The favorable opinion of counsel to the Trustee, dated as of the Closing Time, addressed to you and in form and scope satisfactory to your counsel, to the effect that:

               (i) The Trustee has duly authorized, executed and delivered the Indenture and the Indenture is enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.

               (ii) The Trustee has full power and authority to execute and deliver the Indenture and to perform its obligations thereunder.

               (iii) To the best of such counsel's knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Indenture.

               (iv) No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the jurisdiction of incorporation of the Trustee is required for the execu tion, delivery or performance by the Trustee of the Indenture.

               (v)  The Notes have been duly authenticated by the Trustee.

     In rendering such opinion, such counsel may rely, as to matters of fact, to the extent deemed proper and stated therein, on certificates of responsible officers of the Trustee or public officials.

               (4) The favorable opinion or opinions, dated as of the Closing Time, of Brown & Wood LLP, counsel for the Underwriters, with respect to the issue and sale of the Notes, the Registration Statement, this Agreement, the Prospectus, and other related matters as the Underwriters may require.

          (c) At the Closing Time you shall have received a certificate of an authorized officer of each of the Registrants, dated as of such Closing Time, to the effect that the representations and warranties of the Registrants contained in Section 1 are true and correct as of the Closing Time with the same force and effect as though made as of the Closing Time.

          (d) You shall have received from [Coopers & Lybrand L.L.P.] or other independent certified public accountants acceptable to you, a letter, dated as of the date hereof and as of the Closing Time, delivered at such times, in the form heretofore agreed to.

          (e) At the Closing Time you shall have received, addressed to you, any additional opinions delivered by counsel pursuant to the request of the Rating Agency or Rating Agencies rating the Notes.

          (f) At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they reasonably may require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Registrants in connection with the issuance and sale of the Notes as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

          (g) At the Closing Time, each of the representations and warranties of the Registrants set forth in the Transfer Agreement, Contribution and Servicing Agreement and Indenture, as applicable, will be true and correct.

          (h) As of the Closing Time, the Class C Limited Guaranty will have been duly and validly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, Green Tree, enforceable against Green Tree in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and as to enforceability, to general principles of equity (regardless whether enforcement is sought in a proceeding in equity or at law).

          (i) As of the Closing Time, each of the Contribution and Servicing Agreement and the Transfer Agreement will have been duly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, the Vendor Services and the SPC and, in the case of the Contribution and Servicing Agreement, the Issuer, enforceable against the Vendor Services and the SPC and, in the case of the Contribution and Servicing Agreement, in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and as to enforceability, to general principles of equity (regardless whether enforcement is sought in a proceeding in equity or at law).

          (j) As of the Closing Time, the Indenture will have been duly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of the Issuer and Green Tree, enforceable against the Issuer and Green Tree in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and as to enforceability, to general principles of equity (regardless whether enforcement is sought in a proceeding in equity or at law).

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the Terms Agreement may be terminated by you by notice to the Registrants at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 6.

     SECTION 5. Payment of Expenses. Green Tree will pay all expenses incident to the performance of the Registrants' obligations under this Agreement, including without limitation those related to (i) the filing of the Registration Statement and all amendments thereto, (ii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of this Agreement, each Terms Agreement, any agreements among Underwriters and selling agreements and the Underwriters' questionnaires and powers of attorney,
(iii) the preparation, issuance and delivery of the Notes to the Underwriters,
(iv) the fees and disbursements of the Registrants' counsel and accountants, (v) the qualification of the Notes under securities and Blue Sky laws and the determination of the eligibility of the Notes for investment in accordance with the provisions of Section 3(e), including filing fees, and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (vi) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, hereinafter stated, of copies of the Registration Statement and Prospectus and all amendments and supplements thereto, and of any Blue Sky Survey and Legal Invest-ment Survey, (vii) the printing and delivery to the Underwriters, in such quantities as you may reasonably request, of copies of the Indenture, (viii) the fees charged by investment rating agencies for rating the Notes, (ix) the fees and expenses incurred in connection with the listing of the Notes on any national securities exchange, (x) the fees and expenses incurred with respect to the National Association of Securities Dealers, Inc., including the fees and disbursements of counsel for the Underwriters in connection therewith and (xi) the fees and expenses of the Trustee and its counsel.

     If a Terms Agreement is terminated by you in accordance with the provisions of Section 4 hereof, Green Tree shall reimburse you for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

     SECTION 6. Indemnification. (a) The Registrants agree jointly and severally to indemnify and hold harmless the Underwriters and each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the 1933 Act as follows:

          (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, (x) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including information deemed to be part of the Registration Statement under the 1933 Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (y) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Registrants by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto);

          (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, (A) if such settlement is effected with the written consent of the

     Registrants or (B) if such settlement is effected without the written consent of the Registrants more than 30 days after receipt by the Registrants of a notice from the Underwriters, substantially reflecting the proposed terms of such settlement, to which the Registrants have not responded prior to the date such settlement is effected; and

          (3) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing to defend or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (1) or
     (2) above, which expenses shall be reimbursed as they are incurred.

     This indemnity agreement will be in addition to any liability which the Registrants may otherwise have. Insofar as this indemnity may permit indemnification for liabilities under the 1933 Act of any person who is a partner of the Underwriters entitled to indemnity hereby or who controls the Underwriters within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Registrants, such indemnity agreement is subject to the undertaking of the Registrants in the Registration Statement.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Registrants, each of the Registrants' directors, each of the Registrants' officers who signed the Registration Statement, and each person, if any, who controls any of the Registrants within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Registrants by the Underwriters expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

     This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have on account of this indemnity agreement to the extent such indemnifying party was not materially prejudiced by such failure or which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Registrants on the one hand, and the Underwriters, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Registrants and one or more of the Underwriters (i) in such proportion as shall be appropriate to reflect the relative benefit received by the Underwriters, as represented by the percentage that the Underwriting discount or discounts on the cover of such Prospectus bears to the initial public offering price or prices as set forth thereon, and the Registrants shall be responsible for the balance; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the benefit referred to in clause (i) above but also the relative fault of the Registrants on the one hand and the Underwriters on the other with respect to statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresen tation. For purposes of this Section, each person, if any, who controls the Underwriters within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriters and each director of the Registrants, each officer of the Registrants who signed the Registration Statement, and each person, if any, who controls the Registrants within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Registrants. All liability of the Registrants under the Section 7 shall be joint and several.

     SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Registrants submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of the Underwriters or controlling person thereof, or by or on behalf of the Registrants and shall survive delivery of any Notes to the Underwriters.

     SECTION 9. Termination of Agreement. The Underwriters may terminate this Agreement, immediately upon notice to the Registrants, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement any changes, or any development involving a prospective change in, or affecting, the condition, financial or otherwise, earnings, affairs or business of the Registrants whether or not arising in the ordinary course of business, which in your judgment would materially impair the market for, or the investment quality of, the Notes, or (ii) if there has occurred any material adverse change in the financial markets in the United States or if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to proceed with the offering or delivery of the Notes or enforce contracts for the sale of the Notes, or (iii) if trading in any securities of Green Tree has been suspended or limited by the Commission or the New York Stock Exchange, or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, Minnesota, or New York authorities. In the event of any such termination, (A) the covenants set forth in Section 3 with respect to the offering of Notes shall remain in effect so long as the Underwriters own any such Notes purchased from the Registrants pursuant to the Terms Agreement and (B) the covenant set forth in Section 3(b), the provisions of Section 5, the indemnity agreement set forth in Section 6, and the contribution provisions set forth in Section 7, and the provisions of Sections 11 shall remain in effect.

     SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunications. Notices to the Underwriters shall be directed to you at the addresses set forth on the first page hereof, attention of the Syndicate Registration Department. Notices to the Issuer, the SPC and Green Tree shall be directed to [1100 Landmark

Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639, attention of the Secretary, with a copy to the Treasurer.]

     SECTION 11. Parties. This Agreement shall inure to the benefit of and be binding upon you and the Registrants and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 7, 8 and 9 and their heirs and legal representatives any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and for the benefit of no other person, firm or corporation. No purchaser of Notes from any Underwriters shall be deemed to be a successor by reason merely of such purchase.

     SECTION 12. Governing Law and Time. This Agreement and each Terms Agreement shall be governed by the laws of the State of New York. Specified times of day refer to New York City time.

     SECTION 13. Counterparts. This Agreement including the Terms Agreement may be executed in counterparts, each of which shall constitute an original of any party whose signature appears on it, and all of which shall together constitute a single instrument.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Registrants in accordance with its terms.


                              Very truly yours,

                              GREEN TREE LEASE FINANCE II, INC.

                              By:  ___________________________
                                    Name:
                                    Title:


                              GREEN TREE LEASE FINANCE 1997-1, LLC

                              By:  ___________________________
                                    Name:
                                    Title:


                              GREEN TREE FINANCIAL CORPORATION

                              By:  ___________________________
                                    Name:
                                    Title:


CONFIRMED AND ACCEPTED, as of
  the date first above written:

LEHMAN BROTHERS INC.


By:  ________________________________
     Name:
     Title:

[OTHER UNDERWRITERS]

By:  ________________________________
     Name:
     Title:

                                                                       EXHIBIT A


                   GREEN TREE LEASE FINANCE II, INC. ("SPC"),
                GREEN TREE LEASE FINANCE 1997-1, LLC ("Issuer"),
              AND GREEN TREE FINANCIAL CORPORATION ("Green Tree")
                         Lease-Backed Notes, Class A-1,
                         Class A-2, Class B and Class C


                            FORM OF TERMS AGREEMENT
                            -----------------------


                                    Dated:  December __, 1997


To:  Green Tree Lease Finance II, Inc. ("SPC")
     Green Tree Lease Finance 1997-1, LLC ("Issuer")
     Green Tree Financial Corporation ("Green Tree")

Re:  Underwriting Agreement dated December __, 1997


Series Designation:   Lease-Backed Notes
------------------    Class A-1, Class A-2, Class B, Class C


Co-managers:
-----------

Lehman Brothers Inc. ("Lehman Brothers")

[Other Underwriters]


Terms of the Notes:
------------------

                    Outstanding
                    Principal                 Interest
Class                Amount*                    Rate
-----               ---------                ----------

Class A-1           $_____________            ____% per annum,
                                              computed on the basis of actual
                                              days elapsed in a 360-day year

Class A-2           $_____________            ____% per annum,
                                              computed on the basis
                                              of a 360-day year of
                                              twelve 30-day months

Class B             $_____________            ____% per annum,
                                              computed on the basis
                                              of a 360-day year of
                                              twelve 30-day months

Class C             $_____________            ____% per annum,
                                              computed on the basis
                                              of a 360-day year of
                                              twelve 30-day months

*  Approximate.  Subject to permitted variance of plus or minus 5%.

Note Ratings:
------------

     Class A-1:  [______] by Standard & Poor's ("S&P") and
                 [______] by Fitch Investors Service, L.P.
                 ("Fitch").

     Class A-2:  [______] by S&P and [______] by Fitch.

     Class B:  [______] by S&P and [______] by Fitch.

     Class C:  [______] by S&P and [______] by Fitch.


Payment Dates:
-------------

     The 20th day (or if such day is not a business day, the next succeeding business day) of each month commencing January 20, 1998.


Purchase Price:
--------------

     Subject to the terms of the following paragraph, the purchase price payable by the Underwriters for each Class of Notes is as follows: _______% of the principal amount of the Class A-1 Notes; _________% of the principal amount of the Class A-2 Notes; _________% of the principal amount of the Class B Notes and ______% of the principal amount of the Class C Notes.

     [Any allocation of the Notes among Lehman Brothers, [Other Underwriter] and [Other Underwriter] will be governed by the Agreement Among Underwriters.]

     Payment of the purchase price shall be in immediately available Federal funds wired to such bank as may be designated by the Issuer.


Underwriting Commission:
-----------------------

     Notwithstanding anything to the contrary in the Underwriting Agreement, no additional underwriting commission shall be payable by the Issuer to the Underwriters in connection with the purchase of the Notes.


     Public Offering price and/or method of determining price at which the Underwriters will sell the Notes:

     Class A-1:                                    ________%
     Class A-2:                                    ________%

     Class B:                                      ________%
     Class C:                                      ________%


Closing Date and Location:
-------------------------

     On or about December __, 1997, offices of Dorsey & Whitney L.L.P., Minneapolis, Minnesota.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you and the Registrants in accordance with its terms.

                         LEHMAN BROTHERS INC.

                         By:  ________________________________
                         Name:
                         Title:

                         [OTHER UNDERWRITERS]


ACCEPTED:

GREEN TREE LEASE FINANCE II, INC.

By:  ___________________________
     Name:
     Title:


GREEN TREE LEASE FINANCE 1997-1, LLC

By:  ___________________________
     Name:
     Title:


GREEN TREE FINANCIAL CORPORATION

By:  ___________________________
     Name:
     Title: